GOLDMAN SACHS TRUST

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs Emerging Markets Equity Insights Fund

Goldman Sachs International Equity Insights Fund

(each, a “Fund”)

Supplement dated April 3, 2017 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (the “SAI”), each dated February 28, 2017, as supplemented to date

Effective April 3, 2017 (the “Effective Date”), William Fallon will no longer serve as a portfolio manager for the Funds. Len Ioffe, Managing Director and Senior Portfolio Manager; Osman Ali, Managing Director; James Park, Managing Director; and Dennis Walsh, Managing Director, will continue to serve as portfolio managers for the Goldman Sachs Emerging Markets Equity Insights Fund. Messrs. Ioffe, Ali, and Park, as well as Takashi Suwabe, Managing Director, will continue to serve as portfolio managers for the Goldman Sachs International Equity Insights Fund.

Accordingly, on the Effective Date, all references to Mr. Fallon in the Prospectus, Summary Prospectuses and SAI will be deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

INTINSCONFID 04-17